                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

                   Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771

      Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

      Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

      Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of March, 2017.

                                                     /s/ Ramon de Oliveira
                                                     ---------------------------
                                                     Ramon de Oliveira, Director

State of New York)

County of New York) ss.:

On the 28th day of March in the year 2017, before me, the undersigned, personally appeared Ramon de Oliveira, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kadiedre Screen
-------------------
Signature and Office of individual
taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                  033-13183

                   Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771

      Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

      Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

      Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of March, 2017.

                                                  /s/ BARBARA FALLON-WALSH
                                                  ------------------------------
                                                  Barbara Fallon-Walsh, Director

State of California)

County of San Diego) ss.:

On the 21st day of March in the year 2017, before me, the undersigned, personally appeared Barbara Fallon-Walsh, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Hung Quoc Tu
----------------
Signature and Office of individual
taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                    ---------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771

      Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

      Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

      Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of March, 2017.

                                                        /s/ Daniel G. Kaye
                                                        ------------------------
                                                        Daniel G. Kaye, Director

State of Illinois)

County of Cook) ss.:

On the 28th day of March in the year 2017, before me, the undersigned, personally appeared Daniel G. Kaye, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Leticia Perez
-----------------
Signature and Office of individual
taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

                   Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                    ---------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771

      Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

      Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

      Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 22nd day of March, 2017.

                                       /s/ Anders B. Malmstrom
                                       -----------------------
                                       Anders B. Malmstrom,
                                       Senior Executive Vice President and Chief
                                       Financial Officer

State of New York)

County of New York) ss.:

On the 22nd day of March in the year 2017, before me, the undersigned, personally appeared Anders B. Malmstrom, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Denise Tedeschi
-------------------
Signature and Office of individual
taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771

      Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

      Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

      Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of March, 2017.

                                                       /s/ Kristi A. Matus
                                                       --------------------
                                                       Kristi A. Matus, Director

State of Massachusetts)

County of Suffolk) ss.:

On the 24th day of March in the year 2017, before me, the undersigned, personally appeared Kristi A. Matus, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Antonio C. Pereira
----------------------
Signature and Office of individual
taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

                   Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771

      Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

      Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

      Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 23rd day of March, 2017.

                                        /s/ Andrea Nitzan
                                        ----------------------------------------
                                        Andrea Nitzan, Executive Vice President,
                                         Chief Accounting Officer and Controller

State of New Jersey)

County of Union) ss.:

On the 23rd day of March in the year 2017, before me, the undersigned, personally appeared Andrea Nitzan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joellen Pace
----------------
Signature and Office of individual
taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

                   Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771

      Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

      Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

      Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of March, 2017.

                                          /s/ Mark Pearson
                                          ----------------
                                          Mark Pearson, Chairman of the Board,
                                          President, Chief Executive Officer and
                                          Director

State of New York)

County of New York) ss.:

On the 21st day of March in the year 2017, before me, the undersigned, personally appeared Mark Pearson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kadiedre Screen
-------------------
Signature and Office of individual
taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

                   Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771

      Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

      Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

      Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 10th day of April, 2017.

                                                         /s/ Bertram Scott
                                                         -----------------
                                                         Bertram Scott, Director

State of North Carolina)

County of Mecklenburg) ss.:

On the 10th day of April in the year 2017, before me, the undersigned, personally appeared Bertram Scott, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Peter A. McCranie
---------------------
Signature and Office of individual
taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

                   Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                    ---------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771

      Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

      Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

      Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 28th day of March, 2017.

                                                      /s/ Lorie A. Slutsky
                                                      --------------------
                                                      Lorie A. Slutsky, Director

State of New York)

County of New York) ss.:

On the 28th day of March in the year 2017, before me, the undersigned, personally appeared Lorie A. Slutsky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Joan Reedy
--------------
Signature and Office of individual
taking acknowledgment

                               POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Robert Negron and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

      The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                  MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                  -------------------------------------------
                                   033-14362
                                   033-20453
                                   033-20696
                                   333-59717
                                   333-72632
                                   333-91776
                                   333-92066
           Form N-4 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                  -------------------------------------------
                                   333-191149
                                   333-191150
                                   333-207014
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                  -------------------------------------------
                                   002-95990
                                   033-82570
                                   333-56969
                                   333-64417
                                   333-72578
                                   333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                  MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                  -------------------------------------------
                                   033-13183

                   Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                     --------------------------------------
                                   333-132810
                                   333-195491
                                   333-210276
                                   333-216771

      Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.

      Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).

      Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 21st day of March, 2017.

                                                    /s/ Richard C. Vaughan
                                                    ----------------------
                                                    Richard C. Vaughan, Director

State of Florida)

County of Collier) ss.:

On the 21st day of March in the year 2017, before me, the undersigned, personally appeared Richard C. Vaughan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Nathan Cox
--------------
Signature and Office of individual
taking acknowledgment